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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 27, 1999, which includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern on the consolidated financial statements of Pop N Go, Inc., included in its Form SB-2/A-2 Registration Statement (file #333-88837).



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
September 1, 2000


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